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                                                                       W&S DRAFT
                                                                  EXECUTION COPY

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                                                          AMERICAN NATIONAL BANK
                                                    AND TRUST COMPANY OF CHICAGO

                           LOAN AND SECURITY AGREEMENT

                  THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), made as of the 10th day of January, 2001, by and among AMERICAN NATIONAL BANK and TRUST COMPANY OF CHICAGO ("Bank"), a national banking association with its principal place of business at 120 South LaSalle Street, Chicago, Illinois 60603, National Securities Corporation, a Washington corporation with its principal place of business at 1001 Fourth Avenue, Suite 2200, Seattle, Washington, 98154 ("Borrower") and Olympic Cascade Financial Corporation, a Delaware corporation ("Guarantor") for the limited purposes as set forth herein, has reference to the following facts and circumstances:

               A. Pursuant to Borrower's request, Bank heretofore, now and from time to time hereafter, has and/or may loan or advance monies, extend credit, and/or extend other financial accommodations to or for the benefit of Borrower.

               B. To secure repayment of the same and all of "Borrower's Liabilities" (as hereinafter defined), Borrower wishes to provide Bank with a security interest in and/or collateral assignment of Borrower's assets as set forth herein.

                  NOW, THEREFORE, in consideration of terms and conditions set forth herein and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of Borrower the parties hereto agree as follows:

                            1. DEFINITIONS AND TERMS

               A. When used herein, the words, terms and/or phrases set forth below shall have the following meanings:


               B. "ACCOUNTS": means all present and future rights of Borrower to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance.

               C. "ACQUISITION": means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or Guarantor (a) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

               D. "ADVISERS ACT": means the Investment Advisers Act of 1940, as amended from time to time.

               E. "AFFILIATE": means, Guarantor, WestAmerica and any other Person directly or indirectly, owned or controlled by or under common control with Guarantor or Borrower.


               F. "AMEX": means the American Stock Exchange and any successor thereto.

               G. "AUTHORIZED OFFICER": means any of the chief executive officer or president of Borrower or chief financial officer or controller of Borrower or Guarantor, acting singly.

               H. "BORROWER'S LIABILITIES": means all obligations and liabilities of Borrower to Bank under this Agreement and the other Loan Documents (including without limitation all debts, claims, indebtedness and reasonable attorneys' fees and expenses as provided for in Paragraph 9.13) whether primary, secondary, direct, contingent, fixed or otherwise, including, without limitation, Rate Hedging Obligations and Letter of Credit Obligations (as defined in subsections QQ and CC, respectively, herein) of Borrower heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under this Agreement or the other Loan Documents or by operation of law or otherwise.


               I. "BORROWING NOTICE": Means written notice to Bank substantially in the form of EXHIBIT A attached hereto.

               J. "CEA": means the Commodities Exchange Act, as amended from time to time.


               K. "CFTC": means the Commodities Future Trading Commission and any successor.


               L. "CHARGES": means all national, federal, state, county, city, municipal and/or other governmental (or any instrumentality, division, agency, body or department thereof, including without limitation the Pension Benefit Guaranty Corporation) taxes, levies, assessments, charges, liens, claims or encumbrances upon and/or relating to the "Collateral" (as hereinafter defined), Borrower's Liabilities, Borrower's business, Borrower's ownership and/or use of any of its assets, and/or Borrower's income and/or gross receipts.

               M.  "COLLATERAL":  shall have the meaning set forth in  PARAGRAPH
          3.2.

               N. "CONTINGENT OBLIGATION": means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or the obligations of any such Person as general partner of a partnership with respect to the liabilities of the partnership.

               O. "CONTROL AGREEMENT": means a control agreement executed by Borrower, Bank and a securities intermediary of Borrower and delivered to Bank, for the benefit of Bank, as it may be amended, supplemented or otherwise modified from time to time.

               P. "DEFAULT": means the occurrence of any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

               Q. "EVENT OF DEFAULT": means the occurrences set forth in Section 8.1, after the expiration of any cure or grace period set forth therein.

               R. "EXCHANGE ACT": means the Securities Exchange Act of 1934, as amended from time to time.

               S. "FISCAL QUARTER": means one of the four three-month accounting periods comprising a Fiscal Year.

               T. "FISCAL YEAR": means the twelve-month accounting period ending on the last Friday in September of each year.

               U. "FOCUS REPORT": means the Financial and Operational Combined Uniform Single Report required to be filed on a monthly or quarterly basis, as the case may be, with the NASD, or any report that is required in lieu of such report.

               V. "GOVERNMENTAL AUTHORITY": means any government (foreign or domestic) or any state or other political subdivision thereof or any governmental body, agency, authority, department or commission (including without limitation any taxing authority or political subdivision) or any instrumentality or officer thereof (including without limitation any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned or controlled by or subject to the control of any of the foregoing.


               W. "GUARANTOR": means Olympic Cascade Financial Corporation, a Delaware corporation, and its successors and assigns.


               X. "GUARANTY": means the Guaranty, dated as of the date hereof, by Guarantor in favor of the Bank, as amended from time to time.


               Y. "INDEBTEDNESS": means (i) indebtedness for borrowed money or for the deferred purchase price of property or services; (ii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) or (ii) above; and (iv) liabilities with respect to unfunded vested benefits under plans covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and in effect from time to time.

               Z. "INVESTMENT": of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

               AA. "INVESTMENT COMPANY ACT": means the Investment Company Act of 1940, as amended from time to time.

               BB. "LETTERS OF CREDIT": means any and all commercial or standby Letters of Credit issued by Bank for the account of Borrower, Guarantor or WestAmerica.

               CC. "LETTERS OF CREDIT OBLIGATIONS": means all outstanding obligations (including all duty, freight, taxes, costs, insurance and any other charges and expenses) incurred by Bank, whether direct or indirect, contingent or otherwise, due or not due, in connection with Letters of Credit.

               DD. "LIEN": means any security interest, lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

               EE. "LOANS": means, collectively, all Revolving Loans as defined in PARAGRAPH 2.6.

               FF. "LOAN DOCUMENTS": means this Agreement, any notes issued pursuant to SECTION 2.1, the Guaranty, and any
         Other Agreements executed by Borrower or Guarantor in favor of Bank.


               GG. "MSRB": means the Municipal Securities Rulemaking Board and any successor entity.


               HH. "MARGIN STOCK": shall have the meaning assigned to that term under Regulation U.

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

               II. "MATERIAL ADVERSE EFFECT": means a material adverse effect on
          (a) the business, property, condition (financial or otherwise) or results of operations of Borrower or Guarantor, or (b) the ability of Borrower or Guarantor to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents of the rights or remedies of the Bank thereunder.

               JJ. "MAXIMUM REVOLVING FACILITY": means $5,000,000, the maximum amount Bank has agreed to consider as a ceiling on the outstanding principal balance of Revolving Loans and Letters of Credit to be made and issued by Bank pursuant to this Agreement.

               KK. "NSC EXCESS NET CAPITAL": means, at any time, "excess net capital" computed in accordance with Rule 15c3-1 and the alternative standard method set forth therein.


               LL. "OBLIGOR": any Person who is and/or may become obligated to Borrower or any Debtor under or on account of "Accounts."


               MM. "NASD": means the National Association of Securities Dealers, Inc., and any successor entity.


               NN. "OTHER AGREEMENTS": means all agreements, instruments and documents, including without limitation, guaranties, mortgages, deeds of trust, notes, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, subordination agreements, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower, Guarantor or WestAmerica.

               OO. "PERSONS": means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation, any instrumentality, division, agency, body or department thereof.

               PP. "PROPERTY": of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.


               QQ. "RATE HEDGING OBLIGATIONS": means any and all obligations of Borrower, whether absolute or contingent and howsoever and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements designed to protect Borrower from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to: interest rate swap agreements, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, floor or collar agreements, forward rate currency agreements or agreements relating to interest rate options, puts and warrants, and (ii) any and all agreements relating to cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

               RR. "REGULATION T": means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of such Board of Governors relating to the extension of credit by securities brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

               SS. "REGULATION U": means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to such Persons.

               TT. "REGULATION X": means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by the specified lenders for the purpose of purchasing or carrying margin stocks applicable to such Persons.

               UU. "RULE 15C3-1": means Rule 15c3-1 of the General Rules and Regulations governing net capital requirements for brokers or dealers as promulgated by the Commission under the Exchange Act, as such rule may be amended from time to time, or any rule or regulation of the Commission which replaces Rule 15c3-1.

               VV. "RULE 15C3-3": means Rule 15c3-3 of the General Rules and Regulations governing customer protection with respect to reserves and custody of securities as promulgated by the Commission under the Exchange Act, as such rule may be amended from time to time, or any rule or regulation of the Commission which replaces Rule 15c3-3.

               WW. "SIPA": means the Security Investor Protection Act of 1970, as amended from time to time.

               XX. "SIPC": means the Securities Investor Protection Corporation or any successor entity.

               YY. "SECTION": means a numbered section of this Agreement, unless another document is specifically referenced.

               ZZ. "SELF-REGULATORY ORGANIZATION": has the meaning assigned to such term in Section 3(a)(26) of the Exchange Act.

               AAA. "SUBSIDIARY": of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

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

               BBB. "WEEKLY CUSTOMER CREDIT/DEBIT CALCULATION REPORTS": means a report containing such information as set forth in EXHIBIT B attached hereto and incorporated herein.

               CCC.   "WESTAMERICA":   means  WestAmerica  Investment  Group,  a
          California corporation.

               DDD. "WESTAMERICA EXCESS NET CAPITAL": means, at any time, "excess net capital" computed in accordance with Rule 15c3-1 and the "basic" net capital computation method set forth therein.


               1.2 Except as otherwise defined in this Agreement or the Other Agreements, all words, terms and/or phrases used herein and therein shall be defined by the applicable definition therefor (if any) in the Illinois Uniform Commercial Code.

                                    2. LOANS

               2.1 Loans made by Bank to Borrower pursuant to this Agreement shall be evidenced by notes or other instruments issued or made by Borrower to Bank. Except as otherwise provided in this Agreement or in any notes executed and delivered by Borrower to Bank in connection herewith, the principal portion of Borrower's Liabilities shall be payable by Borrower to Bank on the maturity date(s) described in any such note(s) or other instruments evidencing Borrower's Liabilities (as the same may be amended, renewed or replaced) and all reasonable costs, fees and expenses payable hereunder or under the Other Agreements, shall be payable by Borrower to the Bank on demand, in either case at Bank's principal place of business or such other place as Bank shall specify in writing to Borrower.


               2.2 From time to time, Borrower, Guarantor or WestAmerica may request that Bank issue Letters of Credit on their behalf. Bank shall have no obligation to issue such Letters of Credit, each of which may be issued by Bank in its sole discretion in each instance. Any Letter of Credit so issued shall be subject to separate application and reimbursement documentation in form and substance satisfactory to Bank. Any such Letter of Credit shall constitute usage of the Maximum Revolving Facility under the terms of this Agreement.

               2.3 All of Borrower's Liabilities shall constitute one obligation secured by Bank's security interest in the Collateral and by all other security interests, liens, claims and encumbrances heretofore, now and/or from time to time hereafter granted by Borrower to Bank.

               2.4 Each loan made by Bank to Borrower pursuant to this Agreement or the Other Agreements shall constitute an automatic warranty and representation by Borrower to Bank that there does not then exist a Default or an Event of Default.

2.5 This Agreement shall be in effect until all of Borrower's Liabilities have been paid in full and any and all commitments of Bank to make loans have terminated.

2.6 Subject to Section 7 and the other terms and provisions hereof, Bank shall advance to Borrower on a revolving credit basis (the "Revolving Loans") in an amount not to exceed the Maximum Revolving Facility.

2.7 Notwithstanding anything contained in this Agreement or the Other Agreements to the contrary, the principal portion of Borrower's Liabilities (including, without limitation, Letter of Credit Obligations) outstanding at any one time shall not exceed the Maximum Revolving Facility. In the event the principal portion of Borrower's Liabilities exceeds the Maximum Revolving Facility, Borrower shall immediately repay the Borrower Liabilities in the amount necessary to comply with this Section 2.7

2.8 Bank's commitment to loan shall expire on the earlier of: (i) the date on which Borrower's Liabilities mature under the terms of any note given by Borrower to Bank, or (ii) the occurrence of an Event of Default pursuant to Section 8 hereof.

                          3. COLLATERAL: GENERAL TERMS

               3.1 To secure the prompt payment to Bank of Borrower's Liabilities and the prompt, full and faithful performance by Borrower of all of the provisions to be kept, observed or performed by Borrower under this Agreement and/or the Other Agreements, Borrower grants to Bank a security interest in and to, and collaterally assigns to Bank, all of Borrower's property, wherever located, whether now or hereafter existing, owned, licensed, leased (to the extent of Borrower's leasehold interest therein), consigned (to the extent of Borrower's
          ownership  therein),   arising  and/or  acquired,   including  without
          limitation all of Borrower's right, title and interest in all: (a) Accounts, chattel paper, tax refunds, contract rights, leases, leasehold interests, letters of credit, instruments, documents, documents of title, patents, copyrights, trademarks, tradenames, licenses, goodwill, beneficial interests and general intangibles; (b) goods whose sale, lease or other disposition by Borrower have given rise to Accounts and have been returned to or repossessed or stopped in transit by Borrower; (c) investment property, certificated and uncertificated securities, securities accounts, securities entitlements, commodities accounts and commodities contracts; (d) goods, including without limitation all its consumer goods, machinery, equipment, farm products, fixtures and inventory; (e) liens, guaranties and other rights and privileges pertaining to any of the Collateral; (f) monies, reserves, deposits, deposit accounts and interest or dividends thereon, cash or cash equivalents; (g) property now or at any time or times hereafter in the possession, or under the control of Bank or its bailee; (h) accessions to the foregoing, all litigation proceeds pertaining to the foregoing and all substitutions, renewals, improvements and replacements of and additions to the foregoing; and (i) books, records and computer records in any way relating to the Collateral herein described. Notwithstanding anything herein to the contrary, Collateral shall not include (x) items that are prohibited from being pledged under federal statutes or regulations, and (y) assets not permitted to be pledged under the SEC's Customer Protection Rule 15c3-3.

               3.2 All of the aforesaid property and products and proceeds of the foregoing in PARAGRAPH 3.1 above, including without limitation, proceeds of insurance policies insuring the foregoing are herein individually and collectively called the "Collateral". The terms used herein to identify the Collateral shall have the same meaning as are assigned to such terms as of the date hereof in the Illinois Uniform Commercial Code.

               3.3 Borrower shall make appropriate entries upon its financial statements and its books and records disclosing Bank's security interest in the Collateral.

               3.4 Borrower shall execute and deliver to Bank, at the request of Bank, all agreements, instruments and documents ("Supplemental Documentation") that Bank reasonably may request, in form and substance acceptable to Bank, to perfect and maintain perfected Bank's security interest in the Collateral and to consummate the transactions contemplated in or by this Agreement and the Other Agreements. Borrower agrees that a photographic or photostatic copy, or other reproduction of this Agreement or of any financing statement, shall be sufficient to evidence Bank's security interest.

               3.5 Bank shall have the right upon two (2) business days prior notice to Borrower, at any time during Borrower's usual business hours, to inspect the Collateral and all related records (and the premises upon which it is located) and to verify the amount and condition of or any other matter relating to the Collateral.

               3.6 Borrower warrants and represents to and covenants with Bank that: (a) Bank's security interest in the Collateral is now and at all times hereafter shall be perfected and have a first priority except as expressly agreed to in writing by Bank; (b) the offices and/or locations where Borrower keeps the Collateral are specified at the end of this Paragraph and Borrower shall not remove such Collateral therefrom except as may occur in the ordinary course of business, and shall not keep any of such Collateral at any other offices or locations unless Borrower gives Bank written notice thereof at least thirty (30) days prior thereto and the same is within the United States of America; and (c) the addresses specified at the end of this Paragraph include and designate Borrower's principal executive office, principal place of business and other offices and places of business and are Borrower's sole offices and places of business. Borrower, by written notice delivered to Bank at least thirty (30) days prior thereto, shall advise Bank of Borrower's opening of any new office or place of business or its closing of any existing office or place of business and any new office or place of business shall be within the United States of America. Borrower has places of business at the locations listed below:

            1) The address of Borrower shown at the beginning of this Agreement;
            2) 422 W. Riverside, Suite 1300, Spokane, Washington 99201;
            3) 120 Broadway, 28th Floor, New York, New York 10271; and
            4) 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611.

               All of the Collateral currently owned by Borrower and all of the Collateral hereafter acquired is, or will be held or stored at the locations listed below:

            1) The address of Borrower shown at the beginning of this Agreement;

            2) 422 W. Riverside, Suite 1300, Spokane, Washington 99201;
            3) 120 Broadway, 28th Floor, New York, New York 10271; and
            4) 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611.

               3.7 Borrower shall not maintain any depository accounts except such accounts currently maintained with those financial institutions set forth on EXHIBIT C attached hereto (each individually a "Local Account" and collectively, the "Local Accounts") and Bank. Borrower shall deliver to Bank copies of bank statements for each Local Account at least once per quarter and more frequently upon Bank's request. At no time shall the available funds maintained in each individual Local Account exceed $200,000 or exceed $1,000,000 in the aggregate for all Local Accounts for a period in excess of three (3) business days.

               3.8 Upon an Event of Default, at the request of Bank, Borrower shall receive, as the sole and exclusive property of Bank and as trustee for Bank, all monies, checks, notes, drafts and all other payments for and/or proceeds of Collateral which come into the possession or under the control of Borrower and immediately upon receipt thereof, Borrower shall remit the same (or cause the same to be remitted), in kind, to Bank or at Bank's direction. Bank may take control of, in any manner, and may endorse Borrower's name to any of the items of payment or proceeds described herein and, pursuant to the provisions of this Agreement, Bank shall apply the same to and on account of Borrower's Liabilities.

               3.9 Bank may, at its option, at any time or times hereafter, but shall be under no obligation to pay, acquire and/or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person against the Collateral.

               3.10 Immediately upon Borrower's receipt of that portion of the Collateral evidenced by an agreement, instrument and/or document ("Special Collateral"), Borrower shall mark the same to show that such Special Collateral is subject to a security interest in favor of Bank and shall deliver the original thereof to Bank, together with appropriate endorsement and/or specific evidence of assignment (in form and substance acceptable to Bank) thereof to Bank.

               3.11 Regardless of the adequacy of any Collateral securing Borrower's Liabilities hereunder, any deposits or other sums at any time credited by or payable or due from Bank to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in possession or control of Bank or its bailee for any purpose may, upon an Event of Default be reduced to cash and applied by Bank to or setoff by Bank against Borrower's Liabilities hereunder.

               3.12 Upon an Event of Default, at the request of Bank, Borrower shall instruct the Obligors of its Accounts to make payments directly to a lockbox or cash collateral account maintained by Bank in Borrower's name. All such collections shall be Bank's property to be applied against Borrower's Liabilities, and not Borrower's property. Bank may endorse Borrower's name to any of the items of payment or proceeds described herein.

                            4. COLLATERAL: ACCOUNTS

               4.1 Any of Bank's officers, employees or agents shall have the right, at any time or times hereafter, in Bank's name or in the name of a nominee of Bank, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, facsimile or otherwise and to sign Borrower's name on any verification of Accounts and notices thereof to Obligors. All costs, fees and expenses relating thereto incurred by Bank (or for which Bank becomes obligated) shall be part of Borrower's Liabilities, payable by Borrower to Bank on demand.

               4.2 Bank shall have the right, now and at any time or times hereafter, at its option, without notice thereof to Borrower: (a) to notify any or all Obligors that the Accounts and Special Collateral have been assigned to Bank and the Bank has a security interest therein; (b) to direct such Obligors to make all payments due from them to Borrower upon the Accounts and Special Collateral directly to Bank; and (c) to enforce payment of and collect, by legal proceedings or otherwise, the Accounts and Special Collateral in the name of Bank and Borrower.

               4.3 Borrower, irrevocably, hereby designates, makes, constitutes and appoints Bank (and all Persons designated by Bank) as Borrower's true and lawful attorney (and agent-in-fact), with power, upon an Event of Default, or an event or condition which with notice or lapse of time would constitute an Event of Default, without notice to Borrower and in Borrower's or Bank's name: (a) to demand payment of Accounts; (b) to enforce payment of the Accounts by legal proceedings or otherwise; (c) to exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (d) to settle, adjust, compromise, discharge, release, extend or renew the Accounts; (e) to settle, adjust or compromise any legal proceedings brought to collect the Accounts; (f) to sell or assign the Accounts upon such terms, for such amounts and at such time or times as Bank deems advisable; (g) to prepare, file and sign Borrower's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts and Special Collateral; or (h) to prepare, file and sign Borrower's name on any Proof of Claim in Bankruptcy or similar document against any Obligor.


                 5. WARRANTIES, REPRESENTATIONS AND COVENANTS:
                               INSURANCE AND TAXES

               5.1 Borrower, at its sole cost and expense, shall keep and maintain: (a) the Collateral insured for the full insurable value against all hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses; and (b) business interruption insurance and public liability and property damage insurance relating to Borrower's ownership and use of its assets. All such policies of insurance shall be in a form with insurers and in such amounts as may be reasonably satisfactory to Bank. Borrower shall deliver to Bank the original (or certified) copy of each policy of insurance, or a certificate of insurance, and evidence of payment of all premiums for each such policy. Such policies of insurance (except those of public liability) shall contain a standard form lender's loss payable clause, in form and substance acceptable to Bank, showing loss payable to Bank, and shall provide that: (i) the insurance companies will give Bank at least thirty (30) days written notice before any such policy or policies of insurance shall be altered or canceled; and (ii) no act or default of Borrower or any other Person shall effect the right of Bank to recover under such policy or policies of insurance in case of loss or damage. Borrower hereby directs all insurers under such policies of insurance (except those of public liability) to pay all proceeds payable thereunder directly to Bank and hereby authorizes Bank to make, settle, and adjust claims under such policies of insurance and endorse the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance.

               Unless Borrower provides Bank with evidence of the insurance coverage required by this Agreement, Bank may purchase insurance at Borrower's expense to protect Bank's interests in the Collateral. This insurance may, but need not, protect Borrower's interests. The coverage that Bank purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the Collateral. Borrower may later cancel any insurance purchased by Bank, but only after providing Bank with evidence that Borrower has obtained insurance as required by this Agreement. If Bank purchases insurance for the Collateral, Borrower will be responsible for the costs of that insurance, including interest and other reasonable charges Bank may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to Borrower's total outstanding balance or obligation. The costs of the insurance may be more than the cost of the insurance Borrower is able to obtain on its own.

               5.2 Borrower shall pay promptly, when due, all Charges, and shall not permit any Charges to arise, or to remain and will promptly discharge the same.

               6.  WARRANTIES,   REPRESENTATIONS  AND  COVENANTS:
                                     GENERAL

               6.1 Borrower warrants and represents to and covenants with Bank that: (a) Borrower has the right, power and capacity and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and the Other Agreements; (b) Borrower possesses all licenses, registrations and authorizations from and with any Governmental Authority, Self-Regulatory Organization or securities exchange necessary or material to the conduct of its business as now or presently proposed to be conducted; (c) Borrower is (i) duly registered with the Commission as a broker-dealer under the Exchange Act, (ii) a member in good standing of the NASD and SIPC, (iii) not in arrears in regard to any assessment made upon it by the SIPC, and (iv) has received no notice from the Commission, NASD, MSRB, CFTC or any other Governmental Authority, Self-Regulatory Organization or securities exchange of any alleged rule violation or other circumstance which could reasonably be expected to have a Material Adverse Effect, except as disclosed in the financial statements (as defined in SECTION 6.4 below); (d) Guarantor is a member in good standing of the AMEX; (e) Borrower has and at all times hereafter shall have good, indefeasible and merchantable title to and ownership of the Collateral, free and clear of all liens, claims, security interests and encumbrances except those of Bank; (f) Borrower is now and at all times hereafter, shall be solvent and generally paying its debts as they mature and Borrower now owns and shall at all times hereafter own property which, at a fair valuation, is greater than the sum of its debts; and (g) Borrower is not in default with respect to any indenture, loan agreement, mortgage, deed or other similar agreement relating to the borrowing of monies to which it is a party or by which it is bound except where such default would not have a Material Adverse Effect.


               6.2 Borrower, with respect to itself, and Guarantor, with respect to itself and WestAmerica, warrants and represents to and covenants with the Bank that Borrower, WestAmerica and Guarantor have complied in all material respects with all applicable laws, statutes, and rules, regulations, orders and decrees or restrictions of any Governmental Authority, Self-Regulatory Organization or securities exchange having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties (including, without limitation, the Exchange Act, the Advisers Act, the Investment Company Act, the CEA, and the applicable rules and regulations of the Commission, NASD, AMEX, MSRB and CFTC), except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, Borrower, WestAmerica and Guarantor are in compliance with all applicable capital requirements of all Governmental Authorities (including, without limitation, Rule 15c3-1). Neither the execution and delivery by Borrower, WestAmerica or Guarantor of the Loan Documents, the application of the proceeds of the Loans, the consummation of any transaction contemplated by the Loan Documents, nor compliance with the provisions of the Loan Documents will, or at the relevant time did, (a) violate any law, rule, regulation (including Regulations T, U and X), order, writ, judgment, injunction, decree or award binding on Borrower, WestAmerica or Guarantor, (b) violate or conflict with Borrower's, WestAmerica's or Guarantor's charter, articles or certificate of incorporation or by-laws, (c) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which Borrower, WestAmerica or Guarantor is a party or is subject, or by which they, or their Property, are bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of Borrower or any affiliate pursuant to the terms of any such indenture, instrument or agreement, or (d) require the consent or approval of any Person, except for any violation of, or failure to obtain an approval or consent required under, any such indenture, instrument or agreement that could not have a Material Adverse Effect.

               6.3 Borrower warrants and represents to and covenants with the Bank that no order, consent, approval, qualification, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of, any Governmental Authority, Self-Regulatory Organization or securities exchange is necessary or required in connection with the execution, delivery, consummation or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents, the application of the proceeds of the Loans, or the consummation of any other transaction contemplated by the Loan Documents. Neither Borrower nor any affiliate is in default under or in violation of any foreign, Federal, state or local law, rule, regulation, order, writ, judgment, injunction, decree or award binding upon or applicable to Borrower or such affiliate, in each case the consequence of which default or violation could reasonably be expected to have a Material Adverse Effect.

               6.4 Borrower warrants and represents to and covenants with Bank that:

               (a). Borrower has heretofore furnished to Bank and will furnish to the Bank: (i) the September 24, 1999 audited consolidated financial statements of Borrower and its affiliates and (ii) the June 30, 2000 unaudited consolidated financial statements of Borrower and its affiliates (collectively, the "FINANCIAL STATEMENTS"). Borrower has also heretofore furnished to Bank the December 31, 1999, March 31, 2000, June 30, 2000 and September 30, 2000 quarterly FOCUS Reports of Borrower and WESTAMERICA (the "CLOSING FOCUS REPORTS"). The Closing FOCUS Reports are correct and complete in all material respects and conform in all material respects to Exchange Act requirements and applicable Commission rules and regulations.


               (b). as soon as practicable and in any event within 20 business days after the close of each month, Borrower shall deliver to Bank the Focus Reports for such month filed by Borrower and WestAmerica with the Commission.

               (c). as soon as possible and in any event within 10 days after any Authorized Officer of Borrower learns thereof, Borrower shall deliver to Bank notice of the assertion or commencement of any claim, action, litigation, suit or proceeding against or affecting Borrower or Guarantor, including any investigation or proceeding commenced by the Commission, NASD, MSRB, AMEX or any other Governmental Authority, Self-Regulatory Organization or securities exchange, which could reasonably be expected to have a Material Adverse Effect.

               (d). as soon as available but not later than one hundred (100) days after the close of each fiscal year of Guarantor, Borrower shall deliver to Bank audited consolidated financial statements, which shall include, but not be limited to, balance sheets, income statements and statements of cash flow of Guarantor, prepared in accordance with generally accepted accounting principles, consistently applied, audited by a firm of independent certified public accountants selected by Guarantor and acceptable to Bank.

               (e). as soon as available but not later than fifty (50) days after the end of each Fiscal Quarter hereafter, Borrower shall deliver to Bank consolidated financial statements of Guarantor and each of its subsidiaries, on a consolidated and consolidating basis, certified by Guarantor to be prepared in accordance with generally accepted accounting principles and which fairly present the financial position and results of operations of Guarantor and each of its subsidiaries for such period.

               (f). Within 3 business days of the last Friday of each month, Borrower shall deliver to Bank the Weekly CUstomer Credit/debit Calculation Reports for such month substantially in the form of EXHIBIT B attached hereto. Borrower shall deliver such reports to Bank on an interim basis upon Bank's written request.

               (g). Borrower shall deliver to Bank such other data and information (financial and otherwise) as Bank, from time to time, may reasonably request.

               6.5 Borrower,  on behalf of itself,  and Guarantor,  on behalf of itself, warrants and represents to and covenants with Bank that it shall not, without Bank's prior written consent thereto: (a) grant a security interest in or assign any of the Collateral to any Person or permit, grant, or suffer a Lien, claim or encumbrance upon any of the Collateral, except Liens (i) incurred in the ordinary course of the settlement of securities transactions; (ii) imposed by law or statutory obligation and incurred in the ordinary course of business which are not delinquent or remain payable without penalty; (iii) incurred in respect of worker's compensation claims; or (iv) set forth on SCHEDULE 6.5; (b) sell or transfer any of the Collateral not in the ordinary course of business; (c) enter into any transaction not in the ordinary course of business which materially and adversely affects the Collateral or Borrower's ability to repay Borrower's Liabilities or Indebtedness; (d) other than as specifically permitted in or contemplated by this Agreement, encumber, pledge, mortgage, sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation or otherwise, any of its assets; and (e) incur Indebtedness except: (i) unsecured trade debt in the ordinary course of business; (ii) renewals or extensions of existing Indebtedness and interest thereon; and (iii) Indebtedness that is unsecured and is to Persons who execute and deliver to Bank in form and substance reasonably acceptable to Bank and its counsel subordination agreements subordinating their claims against Borrower or Guarantor therefor to the payment of Borrower's Liabilities and of the Guaranty. Notwithstanding the foregoing, Bank's consent will not be required in connection with Acquisition Indebtedness described in Section 6.10, except as set forth therein. In addition, upon receipt and satisfactory review of documentation regarding Borrower's unsecured loan from Bear Stearns, Bank's consent to Borrower's incurrence of such Indebtedness shall not be unreasonably withheld.

               6.6 Borrower and Guarantor, will maintain the primary treasury management relationship of each with Bank and will establish such accounts and maintain balances therein with Bank sufficient to cover the cost of all Bank services provided; provided however, that nothing herein shall require Borrower and Guarantor to keep and maintain a specific minimum balance in such account. In the event that funds in Borrower's or Guarantor's accounts are not sufficient to cover service charges, they will be paid to Bank on an annual basis.

               6.7 Borrower warrants and represents to and covenants with Bank that, neither the making of any Advance hereunder or the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, Regulation U or Regulation X.

               6.8 Borrower will, and Guarantor will and will cause WestAmerica to, maintain all registrations, licenses, consents, approvals and authorizations from and with any Governmental Authority, Self-Regulatory Organization or securities exchange necessary or material to the conduct of their respective businesses.

               6.9 Neither Borrower nor Guarantor will create, incur or suffer to exist any Indebtedness, except accounts payable incurred in the ordinary course of business and except:

               (a). Securities sold under agreements to repurchase (to the extent such obligations constitute Indebtedness);

               (b). (i) Moneys due to counterparties under stock loan transactions, (ii) liabilities to customers for cash on deposit, and
          (iii) liabilities to brokers, dealers and clearing organizations relating to the settlement of securities transactions or secured by customer securities in accordance with the SEC's Customer Protection Rule 15c3-3; and

               (c). Indebtedness incurred pursuant to Section 6.10.

               6.10 Borrower will not make or suffer to exist, nor will Guarantor make or suffer to exist, any Investments (including, without limitation, loans and advances to, and other Investments in,
          Affiliates), or commitments therefor, or to make any Acquisition of any Person, except (i) Guarantor's existing Investment in Borrower and additional Investments of Guarantor in Subsidiaries, (ii) Borrower's existing Investment in Subsidiaries of Borrower, but not any additional Investments therein, (iii) publicly-traded securities and private equity participations in the ordinary course of business, (iv) loans to employees, brokers or others in the ordinary course of business which do not exceed $100,000 individually or $1,000,000 in the aggregate for Guarantor and Borrower. In addition, upon notice to Bank and provided no Default or Event of Default exists at the time of, and after giving effect to, the Acquisition, Guarantor or Borrower may make an Acquisition of assets, personnel, securities or other equity interests in any Person if (x) the sole consideration for the Acquisition is the issuance of stock in Guarantor, and/or the assumption or issuance to seller of Indebtedness by Guarantor and, in the case of Acquisitions by Borrower, of Borrower, (y) if the Acquisition is by Borrower, the Acquisition is of assets and not stock or other equity interests of any Person, and Bank is granted a first priority security interest in and pledge of the assets acquired, subject in the case of furniture and equipment, to existing Liens thereon of equipment lessors or landlords of the premises acquired not to exceed $50,000 in aggregate unpaid rents for all such Liens in connection with all Acquisitions, and (z) any Indebtedness incurred, assumed by, or guaranteed by Borrower or Guarantor in connection with an Acquisition shall be unsecured and shall not result in annual interest being paid on such Indebtedness, together with all interest payable on all other indebtedness incurred, guaranteed or assumed under this Section 6.10, of greater than $250,000 in the aggregate. Notwithstanding the foregoing, Borrower must obtain Bank's prior written consent to any Acquisition to be made by it even though in conformity with this Section 6.10, which consent will not be unreasonably withheld.

               6.11 Borrower will not make or suffer to exist, and Guarantor will not make or suffer to exist, any guaranties, except (i) by endorsement of instruments for deposit or collection in the ordinary course of business, (ii) in connection with the clearance of securities transactions in the ordinary course of business, and (iii) the Guaranty.

               6.12 Neither Borrower nor Guarantor will merge or consolidate with or into any Person.

               6.13 Borrower shall at all times maintain a minimum NSC Excess Net Capital of $2,000,000.

               6.14 Guarantor shall insure that WestAmerica at all times maintains a minimum WestAmerica Excess Net Capital of $50,000.

               6.15 Neither Borrower nor Guarantor will maintain any securities accounts with any broker, dealer, bank or other securities intermediary, except such securities accounts as are pledged on a first priority basis to Bank and maintained with the securities intermediary Bear Stearns Securities Corporation, located at One Metrotech Center North, Brooklyn, NY 11201-3859, 212.272.1000 in the jurisdiction of .

               6.16 Borrower, as to itself, and Guarantor as to itself, represents and warrants that each has no Subsidiaries except for those Subsidiaries set forth below the name of each on SCHEDULE 6.16 hereto.

                            7. CONDITIONS PRECEDENT

               7.1 INITIAL LOANS. Bank shall not be required to make the initial Advance hereunder unless Borrower has furnished the following and the other conditions set forth below have been satisfied, in each case on a date (the "Closing Date") on or before January 10, 2001:

               (A). CHARTER DOCUMENTS; GOOD STANDING CERTIFICATES. Copies of the certificate of incorporation of Borrower and Guarantor, together with all amendments thereto, certified by the Secretary of State of the states of Washington and Delaware, respectively, together with good standing certificates (i) as to Borrower, from the states of Washington and New York and (ii) as to the Guarantor, from the States of Delaware and Illinois.

               (B). BORROWER'S BY-LAWS AND RESOLUTIONS. Copies, certified by the
          Secretary or Assistant Secretary of Borrower, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which Borrower is a party.

               (C). BORROWER'S SECRETARY'S CERTIFICATE. An incumbency certificate, executed by the Secretary or Assistant Secretary of Borrower, which shall identify by name and title and bear the signature of the officers of Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate Bank shall be entitled to rely until informed of any change in writing by Borrower.

               (D). BORROWER'S OFFICER'S CERTIFICATE. A certificate, dated the date of this Agreement, signed by the chief financial officer of Borrower, in form and substance satisfactory to Bank, to the effect that: (i) on such date (both before and after giving effect to the making of any Loans hereunder) no Default or Unmatured Default has occurred and is continuing and (ii) each of the representations and warranties set forth in SECTIONS 5 AND 6 of this Agreement is true and correct on and as of such date.

               (E). GUARANTOR'S BY-LAWS AND RESOLUTIONS. Copies, certified by the Secretary or Assistant Secretary of Guarantor, of its by-laws and of its Board of

          Directors'  resolutions   authorizing  the  execution,   delivery  and
          performance of the Loan Documents to which Guarantor is a party.

               (F). GUARANTOR'S SECRETARY'S CERTIFICATE. An incumbency certificate, executed by the Secretary or Assistant Secretary of Guarantor, which shall identify by name and title and bear the signature of the officers of Guarantor authorized to sign the Loan Documents, upon which certificate Bank shall be entitled to rely until informed of any change in writing by the Guarantor.

               (G). LEGAL OPINION. A favorable written opinion of Much Shelist Freed Denenberg Ament & Rubenstein, P.C., counsel to Borrower and Guarantor, addressed to Bank in form and substance acceptable to Bank and its counsel.

               (H). LOAN DOCUMENTS. Executed originals of this Agreement, each of the other Loan Documents (including any notes requested by Bank pursuant to SECTION 2.1 payable to the order of Bank), which shall be in full force and effect, together with all schedules, exhibits, certificates, instruments, opinions, documents and financial statements required to be delivered pursuant hereto and thereto.

               (I). FINANCIAL STATEMENTS. Copies of the Financial Statements and the Closing FOCUS Reports referred to in SECTION 6.4.

               (J). LETTER OF DIRECTION. Written money transfer instructions with respect to the initial Advance and, until otherwise instructed, as to future Advances in form and substance acceptable to Bank signed by an Authorized Officer, together with such other related money transfer authorizations as Bank may have reasonably requested.

               (K). PAYMENT OF FEES. Borrower shall have paid all accrued and unpaid fees, costs and expenses to the extent due and payable on or prior to the execution of this Agreement.


               (L). UCC FILINGS. Effected the filing of UCC financing statements in form and substance, and in such locations as are, satisfactory to Bank.

               (M). PAYOFF LETTER. Delivered to Bank as payoff letter and UCC terminations statements evidencing payment in full of Borrower's loan with Bank of America, N.A. and termination and release of all security interests and liens of Bank of America, N.A. in Borrower's, Guarantor's and WestAmerica's property.

               (N). OTHER. Such other documents as the Bank or its counsel may have reasonably requested.

               7.2 EACH FUTURE ADVANCE. Bank shall not be required to make any Advance unless on the applicable Borrowing Date:

               (a). There exists no Default or Event of Default and none would result from such Advance;

               (b). The representations and warranties contained in SECTIONS 5 and 6 are true and correct as of such Borrowing Date; and

               (c). A Borrowing Notice shall have been properly submitted.

          Each  Borrowing  Notice  with  respect  to  each  such  Advance  shall
          constitute  a  representation   and  warranty  by  BOrrower  that  the
          conditions contained in SECTION 7.2 have been satisfied.

                                   8. DEFAULT

               8.1 The occurrence of any one of the following events shall constitute a default ("Event of Default") under this Agreement: (a) if Borrower fails to pay any of Borrower's Liabilities when due and payable or declared due and payable (whether by scheduled maturity, required payment, acceleration, demand or otherwise); (b) if Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement or any of the Other Agreements and such failure continues for 15 days after written notice from Bank; (c) occurrence of an Event of Default or other breach under any of the Other Agreements heretofore, now or at any time hereafter delivered by or on behalf of Borrower or Guarantor to Bank; (d) occurrence of a default under, or other breach of, any agreement, instrument or document heretofore, now or at any time hereafter delivered to Bank by any guarantor of Borrower's Liabilities or by any Person which has granted to Bank a security interest or lien in such Person's real or personal property to secure the payment of Borrower's Liabilities; (e) if the Collateral or any other of Borrower's or Guarantor's assets are attached, seized, subjected to a writ, or are levied upon or become subject to any Lien or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (f) if a notice of Lien, levy or assessment is filed of record or given to Borrower with respect to all or any substantial portion of Borrower's assets by any federal, state, local department or agency; (g) if Borrower or Guarantor becomes insolvent or generally fails to pay or admits in writing its inability to pay debts as they become due, if a petition under Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or Guarantor, if Borrower or Guarantor shall make an assignment for the benefit of creditors, if any case or proceeding is filed by or against Borrower or Guarantor for its dissolution or liquidation, if Borrower or Guarantor is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; (h) the appointment of a conservator for all or any portion of Borrower's or Guarantor's assets or the Collateral; (i) the revocation, termination, or cancellation of the Guaranty without written consent of Bank; (j) if a contribution failure occurs with respect to any pension plan maintained by Borrower or any corporation, trade or business that is, along with Borrower, a member of a controlled group of corporations or controlled group of trades or businesses (as described in Sections 414(b) and (c) of the Internal Revenue Code of 1986 or Section 4001 of ERISA) sufficient to give rise to a lien under Section 302(f) of ERISA; (k) if Borrower or Guarantor is in default in the payment of any obligations, indebtedness or other liabilities to any third party and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; (l) if any material statement, report or certificate made or delivered by Borrower, Guarantor or any of their partners, officers, employees or agents is not true and correct; (m) Guarantor ceases to own, beneficially and of record, all the capital stock of Borrower or WestAmerica, (n) the Commission or any Self-Regulatory Organization has notified the SIPC pursuant to Section 5(a)(1) of the SIPA of facts which indicate that Borrower is in or is approaching financial difficulty, or the SIPC shall file an application for a protective decree with respect to Borrower under
          Section 5(a)(3) of the SIPA; (o) the Commission or other Governmental Authority shall revoke or suspend the license or authorization of Borrower, Guarantor or WestAmerica under Federal or state law to conduct business as a securities broker-dealer (and such license or authorization shall not be reinstated within 5 days), or Borrower, Guarantor or WestAmerica shall be suspended or expelled from membership in the NASD, AMEX or any other Self-Regulatory Organization or securities exchange; and (p) any representation or warranty made or deemed made on by or on behalf of Borrower, Guarantor or WestAmerica to the Bank under or in connection with this Agreement, any Loan, any Other Agreement or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

               8.2 All of Bank's rights and remedies under this Agreement and the Other Agreements are cumulative and non-exclusive.

               8.3 Upon an Event of Default or the occurrence of any one of the events described in Paragraph 8.1, without notice by Bank to or demand by Bank of Borrower, Bank shall have no further obligation to and may then forthwith cease advancing monies or extending credit to or for the benefit of Borrower under this Agreement and the Other Agreements. Upon an Event of Default, without notice by Bank to or demand by Bank of Borrower, Borrower's Liabilities shall be immediately due and payable.

               8.4 Upon an Event of Default, Bank, in its sole and absolute discretion, may exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant state and any other applicable law upon default by a debtor.

               8.5 Upon an Event of Default, Borrower, as soon as practical upon demand by Bank, shall assemble the Collateral and make it available to Bank at a place or places to be designated by Bank which is reasonably convenient to Bank and Borrower. Borrower recognizes that in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or the Other Agreements, no remedy of law will provide adequate relief to Bank, and agrees that Bank shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

               8.6 Upon an Event of Default, Bank may take possession of any or all of the Collateral (in addition to Collateral of which it already has possession) in accordance with applicable laws, wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter into any of Borrower's premises where any of the Collateral may be or is supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Bank shall have the right to store the same in any of Borrower's premises without cost to Bank.

               8.7 Any notice required to be given by Bank of a sale, lease, or other disposition of the Collateral or any other intended action by Bank, (i) deposited in the United States mail, postage prepaid and duly addressed to Borrower at the address specified at the beginning of this Agreement, or (ii) sent via certified mail, return receipt requested, or (iii) sent via facsimile, or (iv) delivered personally, not less than ten (10) days prior to such proposed action, with a copy to Robert Daskal, Chief Financial Officer of Guarantor at 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611 via any method set forth in (i) - (iv) shall constitute commercially reasonable and fair notice to Borrower.

               8.8 Upon an Event of Default, Borrower agrees that Bank may, if Bank deems it reasonable, postpone or adjourn any such sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Borrower agrees that Bank has no obligation to preserve rights against prior parties to the Collateral. Further, to the extent permitted by law, Borrower waives and releases any cause of action and claim against Bank as a result of Bank's possession, collection or sale of the Collateral, any liability or penalty for failure of Bank to comply with any requirement imposed on Bank relating to notice of sale, holding of sale or reporting of sale of the Collateral, and any right of redemption from such sale.

                                   9. GENERAL

               9.1 Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by Bank on account of Borrower's Liabilities and Borrower agrees that Bank shall have the continuing exclusive right to apply and re-apply any and all such payments in such reasonable manner as Bank may deem advisable, notwithstanding any entry by Bank upon any of its books and records.

               9.2 Borrower covenants, warrants and represents to Bank that all representations and warranties by or on behalf of Borrower, Guarantor or WestAmerica contained in this Agreement and the Other Agreements shall be true in all material respects from the time of Borrower's execution of this Agreement to the end of the original term and each renewal term hereof. All of Borrower's warranties, representations, undertakings, and covenants contained in this Agreement or the Other Agreements shall survive the termination or cancellation of the same.

               9.3 The terms and provisions of this Agreement and the Other Agreements shall supersede any prior agreement or understanding of the parties hereto, and contain the entire agreement of the parties hereto with respect to the matters covered herein. This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by Borrower and Bank. Except for the provisions of Section 2 hereof which shall terminate as provided in paragraph 2.8, this Agreement shall continue in full force and effect so long as any portion or component of Borrower's Liabilities shall be outstanding. Should a claim ("Recovery Claim") be made upon the Bank at any time for recovery of any amount received by the Bank in payment of Borrower's Liabilities (whether received from Borrower or otherwise) and should the Bank repay all or part of said amount by reason of (1) any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of its property; or (2) any settlement or compromise of any such Recovery Claim effected by the Bank with the claimant (including Borrower), this Agreement and the security interests granted Bank hereunder shall continue in effect with respect to the amount so repaid to the same extent as if such amount had never originally been received by the Bank, notwithstanding any prior termination of this Agreement, the return of this Agreement to Borrower, or the cancellation of any note or other instrument evidencing Borrower's Liabilities. Borrower may not sell, assign or transfer this Agreement, or the Other Agreements or any portion thereof.

               9.4 Bank's failure to require  strict  performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Bank of an Event of Default by Borrower under this Agreement or the Other Agreements shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement or the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or the Other Agreements and no Event of Default by Borrower under this Agreement or the Other Agreements shall be deemed to have been suspended or waived by Bank unless such suspension or waiver is by an instrument in writing signed by an officer of Bank and directed to Borrower specifying such suspension or waiver.

               9.5 If any provision of this Agreement or the Other Agreements or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the Other Agreements and the application of such provision to other Persons or circumstances will not be affected thereby and the provisions of this Agreement and the Other Agreements shall be severable in any such instance.

               9.6 This Agreement and the Other Agreements shall be binding upon and inure to the benefit of the successors and assigns of Borrower. This provision, however, shall not be deemed to modify Paragraph 9.3 hereof.

               9.7 Borrower hereby appoints Bank as Borrower's agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any agreement, instrument or document which Bank may reasonably deem necessary or advisable to accomplish the purposes hereof which appointment is irrevocable and coupled with an interest. All monies paid for the purposes herein, and all costs, fees and expenses paid or incurred in connection therewith, shall be part of Borrower's Liabilities, payable by Borrower to Bank on demand.

               9.8 This Agreement, or a photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

               9.9 Except as otherwise provided in the Other Agreements, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Other Agreements, the provision contained in this Agreement shall govern and control.

               9.10 Except as otherwise specifically provided in this Agreement, Borrower waives any and all notice or demand which Borrower might be entitled to receive by virtue of any applicable statute or law, and waives presentment, demand and protest and notice of presentment, protest, default, dishonor, non-payment, maturity, release, compromise, settlement, extension or renewal of any and all agreements, instruments or documents at any time held by Bank on which Borrower may in any way be liable.

               9.11 Until Bank is notified by Borrower to the contrary in writing by registered or certified mail directed to Bank's principal place of business, the signature upon this Agreement or upon any of the Other Agreements of any Authorized Officer, partner, manager, employee or agent of Borrower, or of any other Person designated in writing to Bank by any of the foregoing, shall bind Borrower and be deemed to be the duly authorized act of Borrower.

               9.12 THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

               9.13 If at anytime or times hereafter,  whether or not Borrower's
          Liabilities are outstanding at such time, Bank: (a) employs counsel for advice or other representation, (i) with respect to the Collateral, this Agreement, the Other Agreements or the administration of Borrower's Liabilities, (ii) to represent Bank in any litigation, arbitration, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, arbitration, contest, dispute, suit or proceeding (whether instituted by Bank, Borrower or any other Person) in any way or respect relating to the Collateral, this Agreement, the Other Agreements, or Borrower's affairs, or (iii) to enforce any rights of Bank against Borrower or any other Person which may be obligated to Bank by virtue of this Agreement or the Other Agreements, including, without limitation, any Obligor; (b) takes any action with respect to administration of Borrower's Liabilities or to protect, collect, sell, liquidate or otherwise dispose of the Collateral; and/or (c) attempts to or enforces any of Bank's rights or remedies under this Agreement or the Other Agreements, including, without limitation, Bank's rights or remedies with respect to the Collateral, the reasonable costs and expenses incurred by Bank in any manner or way with respect to the foregoing, shall be part of Borrower's Liabilities, payable by Borrower to Bank on demand.

               9.14 The Bank may provide, without any limitation whatsoever, any information or knowledge the Bank may have about the undersigned or any matter relating to this agreement and any related documents to BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, or to any one or more purchasers or potential purchasers of this agreement or any related documents, and the undersigned waives any right to privacy the undersigned may have with respect to such matters. Borrower agrees that the Bank may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations in this agreement to one or more purchasers whether or not related to the Bank.

               9.15 BORROWER AND GUARANTOR IRREVOCABLY AGREE THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER AND GUARANTOR HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. BORROWER AND GUARANTOR HEREBY WAIVE ANY RIGHT EITHER MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER OR GUARANTOR BY BANK IN ACCORDANCE WITH THIS PARAGRAPH.

               9.16 BORROWER AND GUARANTOR HEREBY IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE OTHER AGREEMENTS, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY ARISING IN CONNECTION WITH OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS, OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREE THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.

BORROWER:

                                             GUARANTOR  (As to matters set
                                                         forth  in  Article
                                                         6 and Article 9):

BY:                                          By:
-------------------------------                 --------------------------------

PRINT OR TYPE NAME:                          Print or Type Name:
                   ------------------------                    -----------------

ITS:                                         Its:
    ---------------------------------------     --------------------------------






     Accepted this 10th day of January, 2001, at Bank's principal place of business in the City of Chicago, State of Illinois.

                                                 AMERICAN NATIONAL BANK AND
                                                 TRUST COMPANY OF CHICAGO

                                                 By:
                                                     ---------------------------

                                                 Print or Type Name:
                                                             -------------------

                                                 Its:
                                                     ---------------------------
                                       25